Exhibit 4


                               [STOCK CERTIFICATE]
                                     [FRONT]


                         INCORPORATED UNDER THE LAWS OF
                                    VIRGINIA

NUMBER                                            SHARES


                     MID-ATLANTIC COMMUNITY BANKGROUP, INC.
                           GLOUCESTER, VIRGINIA 23061
                   Authorized Common Stock 10,000,000 Shares


This Certifies that _______________________________


is the owner of  ___________________________________  Shares of the Common Stock
of
                     MID-ATLANTIC COMMUNITY BANKGROUP, INC.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________ day of ___________ A.D.

Dated



SECRETARY                                          PRESIDENT

                           [BACK OF STOCK CERTIFICATE]

                     MID-ATLANTIC COMMUNITY BANKGROUP, INC.
                           Gloucester, Virginia 23061

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  - as tenants in common             UNIF GIFT MIN ACT -          ..... Custodian .....
                                                                                  (Cust)        (Minor)
         TEN ENT  - as tenants by the entireties                          under Uniform Gifts to Minors
                                                                          Act .........................
         JT TEN   - as joint tenants with right of                                    (State)
                    survivorship and not as tenants
                    in common

     Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                           POSTAL ZIP CODE OF ASSIGNEE

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                                                                         Shares
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represented by the within Certificate,  and do hereby irrevocably constitute and appoint

                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.



-------------------------                    ----------------------------------
       Dated                                      Signature


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       Dated                                      In presence of